Exhibit 10.5


                              PUT RIGHTS AGREEMENT

          THIS AGREEMENT, dated as of December 22, 2000, among AT&T Wireless Services, Inc., a Delaware corporation (the "Buyer") on the one hand and Gerald
T. Vento ("Vento") and Thomas H. Sullivan ("Sullivan" and together with Vento, the "Sellers") on the other hand

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS Sullivan owns the Sullivan Shares (as defined) and

          WHEREAS Vento owns the Vento Shares (as defined) and

          WHEREAS Sellers wish to have the right to sell the TeleCorp Shares (as defined) to the Buyer for the Put Price;

          NOW THEREFORE the parties hereto agree as follows in return for the respective promises and subject to the terms and conditions set forth below.

          Section 2. Definitions.

          "Average Last Trade Price" at any Closing means the average last sale price for the twenty (20) consecutive trading days ending three (3) trading days immediately before the Closing, which price shall be adjusted as appropriate for stock splits, stock dividends, recapitalizations, mergers and similar transactions and for ex-dividend trading.

          "Exercise Period" means the period that commences on the Put Date and expires on July 31, 2005, except that if a Price Interval has occurred before July 31, 2004, then the Exercise Period shall expire on July 31, 2004, and if a Price Interval first occurs after July 31, 2004 but before July 21, 2005, then the Exercise Period shall expire ten days after the last day of the first Price Interval to occur.

          "Lien" means any mortgage, lien, pledge, charge, security interest, right of first refusal or other right of others therein, or encumbrance of any nature whatsoever.

          "Management Agreement" means that certain Management Agreement between TeleCorp Management Corp., Inc. and TeleCorp dated as of November 1, 2000.

          "Price Interval" means a period of twenty (20) consecutive trading days during which the average last sale price for TeleCorp Class A Common Stock is at least $16.30 (which price shall be adjusted as appropriate for stock splits, stock dividends, recapitalizations, mergers and similar transactions and for ex-dividend trading).


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          "Qualifying Stock" means fully paid and nonassessable shares of AT&T
Wireless Tracking Stock (or any successor security that is publicly traded and the average daily trading volume of which has been at least two million shares during the 30-day period before issuance to the Sellers) that (a) provided a Seller is not an Affiliate of the issuer of such shares or is an Affiliate of such issuer solely because of his beneficial ownership of the capital stock of such issuer, are not "restricted securities" as defined in Rule 144 under the Securities Act of 1933 or (b) with respect to the resale of which a registration statement has been declared effective.

          "Put Date" means August 1, 2003.

          "Put Price" means the product of the number of Put Shares and the lesser of (i) the Average Last Trade Price of TeleCorp Shares before the Closing at which they are to be sold to the Buyer and (ii) $18.30 (which price shall be adjusted for stock splits, stock dividends, recapitalizations, mergers and similar transactions.

          "Put Shares" means that number of TeleCorp Shares that Sullivan or Vento cause the Buyer to purchase pursuant to Section 3 hereof.

          "Sullivan Shares" means up to 2,003,901 shares of TeleCorp Class A Common Stock that (i) are owned by Sullivan on the date hereof and (ii) will not be subject to repurchase by TeleCorp pursuant to Section 7 of the Management Agreement on the Put Date.

          "TeleCorp Shares" means the Sullivan Shares and the Vento Shares.

          "TeleCorp" means TeleCorp PCS, Inc., a Delaware corporation, or any successor thereof.

          "Vento Shares" means 2,917,988 shares of TeleCorp Class A Common Stock that (i) are owned by Vento on the date hereof and (ii) will not be subject to repurchase by TeleCorp pursuant to Section 7 of the Management Agreement on the Put Date.

          Section 3. The Put.

          At any time during the Exercise Period, each of Sellers may elect, each on one occasion only, to cause the Buyer to purchase (which purchase shall be subject to the condition, which may be waived by the Buyer in its discretion, that the representations and warranties required to be delivered to the Buyer pursuant to Section 4.2 are all true at the time of such purchase) his respective Put Shares, for an aggregate price equal to the Put Price, which may be paid at Buyer's option in any combination of cash or Qualifying Stock valued at the Average Last Trade Price of the Qualifying Stock before the Closing when it will be issued. In order to exercise the election referred to above, Sellers (or either of them, if he is the only one electing to cause the Buyer to purchase Put Shares pursuant to this Section 2) must deliver written notice thereof to the Buyer, which notice must be received by the Buyer during the Exercise Period. Such notice shall be irrevocable upon receipt by the Buyer.


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          Section 4. Notices.

          Any notice hereunder shall be deemed received by the addressee thereof
(i) on the day that it is actually received by the addressee or sent to the addressee by fax to the fax number set forth below or (ii) on the next business day following the day it is delivered to a reputable courier service for next-day delivery to the addressee at the address set forth below. Addresses and fax numbers are set forth below for:

            The Buyer:

                  AT&T Wireless Services, Inc.
                  7277 - 164th Avenue NE
                  Redmond, WA  98052
                  Attn: William Hague
                  Fax:  (425) 580-8405

            with copies to:

                  AT&T Wireless Services, Inc.
                  7277 - 164th Avenue NE
                  Redmond, WA  98052
                  Attn: General Counsel
                  Fax:  (425) 580-8333

            and:

                  Friedman Kaplan Seiler & Adelman LLP
                  875 Third Avenue
                  New York, New York 10022
                  Attn: D. Roger Glenn
                  Fax:  212-355-6401

            Sullivan or Vento:

                  1010 N. Glebe Road
                  Suite 800
                  Arlington, Virginia 22201
                  Fax: 703-236-1176



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            With a copy to:

                  Cadwalader, Wickersham & Taft
                  100 Maiden Lane
                  New York, New York 10038
                  Attn: Brian Hoffmann
                  Fax:  212-504-6666

          The addresses and fax numbers set forth above may be amended by notice delivered as aforesaid by the amending party to the other parties and shall be effective upon deemed receipt thereof by the other parties.

          Section 5. Closings.

          5.1 After the receipt of a notice pursuant to Section 2 hereof by the requisite persons named therein to receive notice, the parties hereto shall use reasonable best efforts including reasonable best efforts to obtain all required regulatory approvals, to consummate such closing (each a "Closing") of the purchase of TeleCorp Shares, as appropriate, as soon as practicable and in any event within five business days after such receipt if no regulatory approval is required. Buyer shall give notice to Sellers within ten business days of receipt of a notice pursuant to Section 2 hereof of the portion (by dollar value) of the purchase price that will consist of Qualifying Stock. If any regulatory approval is required, an application for such regulatory approval shall be filed no later than 15 days following the date of such receipt and the Closing with respect thereto shall occur no later than five business days following the receipt of all required regulatory approvals by final nonappealable order. Any closing shall be subject to the condition precedent that all required consents or approvals from any governmental entity shall have been obtained by final nonappealable order. As used herein, "final nonappealable order" when referring to an order of the FCC shall mean a preliminary grant which is not reversed, stayed, enjoined, set aside, annulled, or suspended within the deadline, if any, provided by applicable statute or regulation, and with respect to which no timely request for stay, motion or petition for reconsideration or rehearing, application or request for review, or notice of appeal or other judicial petition for review is pending, and as to which the time for filing any such request, motion, petition, application, appeal, or notice, and for the entry of an order staying, reconsidering, or reviewing on the FCC's or other regulatory authority's own motion, has expired and which preliminary grant is not subject to conditions that in the aggregate would have a material adverse effect on the Buyer.

          5.2 At the Closing, each Seller transferring TeleCorp Shares shall represent and warrant to the Buyer in writing (i) that he is the sole beneficial and record owner thereof and has good and marketable title thereto free and clear of all Liens (other than Liens (a) arising out of this Agreement or (b) arising out of the Securities Act of 1933, as amended) and (ii) that he has full power and authority to sell the TeleCorp Shares without conflict with the terms of any material agreement, law, order or instrument binding upon him. Each Seller shall deliver such customary instruments of assignment with respect to the transfers at the Closing as the Buyer shall reasonably request, including certificates evidencing the TeleCorp Shares transferred endorsed in blank.


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          5.3 If the Buyer elects to deliver Qualifying Stock in accordance with
Section 2, then the Buyer shall give written notice of such fact at least 20 calendar days prior to the Closing and shall represent and warrant to the recipient thereof in writing that such Qualifying Stock has been duly authorized and validly issued and is fully paid and nonassessable and either (i) the resale thereof is the subject of any effective registration statement or (ii) such Qualifying Stock is not a "restricted security" as defined in Rule 144 under the Securities Act of 1933, as amended and (iii) to the best of its knowledge the Seller is not an Affiliate of the issuer of the Qualifying Stock (except by virtue of Seller's ownership of such issuer's stock.)

          Section 6. Miscellaneous.

          6.1 This Agreement and the other agreements referred to herein and contemplated hereby, together with any schedules and exhibits hereto and thereto, contain the entire agreement and understanding of the parties relating to the subject matter hereof and supersede all prior negotiations, proposals, offers, agreements and understandings (written or oral) relating to such subject matter.

          6.2 Neither this Agreement nor any provision hereof may be amended or modified except in a writing signed by all the parties hereto. No failure or delay of any party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce any such right or power, preclude any other further exercise thereof or the exercise of any other right or power. No waiver by any party of any departure by any other party from any provision of this Agreement shall be effective unless the same shall be in a writing signed by the party against which enforcement of such waiver or consent is sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice or similar communication by any party to another shall entitle such other party to any other or further notice or similar communication in similar or other circumstances, except as specifically provided herein.

          6.3 The parties acknowledge that money damages may not be an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, in an arbitration or a court of competent jurisdiction to the extent permitted hereunder, apply for specific performance or injunctive or other relief as such arbitration or court may deem just and proper in order to enforce this Agreement or to prevent violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

          6.4 All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall, unless otherwise specifically provided herein, be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by a party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.


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          6.5 This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. No Seller may assign its rights or delegate its duties under this Agreement without the written consent of the Buyer. The Buyer may assign its rights or delegate its duties under this Agreement without the consent of any Seller but no such assignment or delegation shall in and of itself reduce the Buyer's obligations hereunder.

          6.6 This Agreement is entered into solely for the benefit of the parties and no person other than the parties, their respective successors and permitted assigns, may exercise any right or enforce any obligation hereunder.

          6.7 Each party will execute and deliver such further documents and take such further actions as any other party may reasonably request consistent with the provisions hereof in order to effect the intent and purposes of this Agreement.

          6.8 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          6.9 If any term of this Agreement or the application thereof to any party or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

          6.10 This Agreement does not create a partnership or agency relationship among the parties, or any other relationship between the parties except as expressly set forth herein. No party shall have any right or authority to assume, create or incur any liability or obligation, express or implied, in the name or on behalf of any other party.

          6.11 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.

          6.12 The captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the context may require. Unless otherwise specified, (a) the terms "hereof," "herein" and similar terms refer to this Agreement as a whole, (b) references herein to Sections refer to sections of this Agreement and (c) the word "including" connotes the words "including without limitation" unless the context requires otherwise.

          6.13 If Buyer makes any offer to purchase outstanding shares of capital stock of TeleCorp, and the Sellers are prevented from accepting such offer solely because of the restrictions imposed by the Stockholders Agreement, then the Buyer shall waive its waiveable rights (and cause its Affiliates to waive their rights) under the Stockholders Agreement to the extent necessary to allow the Sellers to accept such offer.


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      IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first above written.

                                    AT&T Wireless Services, Inc.


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:



                                    ----------------------------------
                                    Thomas Sullivan


                                    ----------------------------------
                                    Gerald Vento